EXHIBIT 10.1

FIRST AMENDMENT TO
BENEFITS AND COMPENSATION MATTERS AGREEMENT

This FIRST AMENDMENT TO THE BENEFITS AND COMPENSATION MATTERS AGREEMENT (“Amendment”) is made and entered as of May 9, 2012, among ITT Corporation, an Indiana corporation (“ITT”), Xylem Inc., an Indiana corporation (“Water”) and Exelis Inc., an Indiana corporation (“Defense”) (ITT, Water and Defense are referred to herein each individually as a “Party”, and collectively as the “Parties”).

WHEREAS, ITT, Water and Defense are parties to that certain Benefits and Compensation Matters Agreement dated as of October 25, 2011 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement in accordance with Section 18(j) of the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Defined Terms. Defined terms used without definition in this Amendment have the meanings ascribed to them in the Agreement.

2.	Amendment to Section 3(b)(ii). Section 3(b)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(ii)
Adoption of US Qualified DB Plan. Effective as of January 1, 2012, Water shall adopt Xylem Pension Plan for Bargaining Unit Employees, Auburn, New York, which will have terms similar in all material respects to the ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York maintained by ITT and identified as Item 16 on Schedule 3(a)(i). ITT shall retain accrued benefits associated with Water Employees who participated in the ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York maintained by ITT and identified as Item 16 on Schedule 3(a)(i) accrued prior to the Distribution Date. Water shall assume accrued benefits associated with Water Employees who participated in the ITT Pension Plan for Bargaining Unit Employees, Seneca Falls, New York maintained by ITT identified as Item 16 on Schedule 3(a)(i) accrued on and following the Distribution Date.”

3.	Amendment to Section 3(d)(iv). Section 3(d)(iv) of the Agreement is hereby amended by deleting “as Items 8,” and replacing it with “as Items 7,”.

4.	Amendment to Section 3(d). Section 3(d) of the Agreement is hereby amended by the addition of new subparagraph (viii) as follows:

“(viii)
Adoption of Non-US DB Plans. (A) Effective on the Distribution Date, ITT shall adopt New ITT Industries Management GmbH (Germany) plan, which will have terms similar in all material respects to the ITT Industries Management GmbH (Germany) plan maintained by ITT Industries Management GmbH and identified as Item 41 on Schedule 3(a)(iii). As soon as practicable on or after the Distribution Date, Water shall transfer to ITT the assets and liabilities associated with ITT Employees who participated in ITT Industries Management GmbH (Germany) plan identified as Item 41 on Schedule 3(a)(iii). Such assets will be transferred in kind to the maximum extent practicable. The plan actuary for such plan will be responsible for determining the appropriate amount of assets and liabilities to be allocated per employee transferred, in each case in accordance with applicable law.

(B) Effective on the Distribution Date, ITT shall adopt New ITT Industries Management GmbH (Germany) plan, which will have terms similar in all material respects to the ITT Industries Management GmbH (Germany) plan maintained by ITT Industries Management GmbH and identified as Item 43 on Schedule 3(a)(iii). As soon as practicable on or after the Distribution Date, Water shall transfer to ITT the assets and liabilities associated with ITT Employees who participated in ITT Industries Management GmbH (Germany) plan identified as Item 43 on Schedule 3(a)(iii). Such assets will be transferred in kind to the maximum extent practicable. The plan actuary for such plan will be responsible for determining the appropriate amount of assets and liabilities to be allocated per employee transferred, in each case in accordance with applicable law.”

5.	Amendment to Section 7(a). Section 7(a) of the Agreement is hereby amended by the addition of new subparagraph (vi) as follows:

“(vi)
ITT hereby agrees that with respect to the ITT Stock Plan identified as Item 7 on Schedule 7(a), it will continue to pay the costs of administering the plan for a period not to exceed the fifth anniversary of the Distribution Date; provided that ITT continues to use Capita Share Plan Services Ltd (or its successor) to administer the ITT Stock Plan identified as Item 6 on Schedule 7(a). Prior to replacing Capita Share Plan Services Ltd (or its successor) as administrator to the ITT Stock Plan identified as Item 6 on Schedule 7(a), ITT will notify Water of such change and Water will then be responsible for paying the costs of administering the ITT Stock Plan identified as Item 7 on Schedule 7(a).”

6.Amendments to Schedules.

a.	A new Schedule 3(a)(iii) is hereby attached to the Agreement in the form of Schedule 3(a)(iii) attached hereto.

b.	A new Schedule 4(a)(i) is hereby attached to the Agreement in the form of Schedule 4(a)(i) attached hereto.

7.
Effect of Amendment. This Amendment is hereby incorporated into and made a part of the Agreement. Except as amended by this Amendment, all terms and provisions of the Agreement shall continue and remain in full force and effect and binding upon the parties thereto.

8.	Binding Effect. This Amendment shall be binding in all respects and inure to the benefit of the successors and permitted assigns of the Parties.

9.
Governing Law. This Amendment shall be governed by and construed in accordance with the Laws, but not the Laws governing conflicts of Laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), of the State of New York.

10.
Counterparts. This Amendment may be executed in more than one counterpart, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have duly executed and entered into this Amendment as of the date first above written.

ITT CORPORATION

By: ______________________________
Name: Aris C. Chicles
Title: Executive Vice President

EXELIS INC.

By: ________________________________
Named: Ann D. Davidson
Title: Senior Vice President, Chief Legal Officer & Corporate Secretary

XYLEM INC.

By: ________________________________
Named: Frank R. Jimenez
Title: Senior Vice President, General Counsel & Corporate Secretary

Schedule 3(a)(iii): List of Non-US Defined Benefit Plans
The Non-US DB Plans consist of the Defense Non-US DB Plans, the ITT Non-US DB Plans and the Water Non-US DB Plans.

Defense Non-US DB Plans

1.	None
ITT Non-US DB Plans

2.	325- ITT Belgium - Cannon (Belgium)

3.	Gratuity Benefit Program (India) [Xylem to replicate]

4.	128- Cannon GmbH (Germany) [Unfunded]

5.	378- Cannon GmbH (Germany) [Unfunded]

6.	340- Cannon Japan (Japan) [Unfunded]

7.	735- Industries Management GmbH, Bad Camberg and former Fechenheim (Germany) [Unfunded] (liabilities for active employees as of May 20, 2011)

8.	Salary Sacrifice e.V Plan – ITTG (Germany)
8A. 126- DITTHA GmbH. Kempen (Germany) [Unfunded]
8B. 369- Industries Management GmbH, Ebernhahn (Division KONI) (Germany) (liabilities for active employees as of May 20, 2011)
8C. 738- DITTHA GmbH, Kempen (Germany) [Unfunded]

Water Non-US DB Plans

9.	323- ITT Belgium - ITT Industries (Belgium)

10.	324- ITT Belgium Pension Plan (Belgium)

11.	166- Pension Plan for Union Employees of ITT Automotive, a division of ITT Industries of Canada Ltd. [Electrical Systems, North America] (Canada)

12.	200- Pension Plan for Hourly Employees of ITT Residential & Commercial Water (R&CW), a Division of ITT Industries of Canada L.P (Canada)

13.	203- Pension Plan for Hourly Employees of ITT Automotive, a division of ITT Industries of Canada Ltd. [Structural Systems and Components, North America (Toronto Stamping Plant)] (Canada)

14.	205- ITT Industries Canadian Pension Plan for Salaried Employees (Canada)

15.	350- ITT Canadian Excess Benefit Plan - Unregistered (Canada)

16.	209- Pension Plan for Hourly Employees of ITT Fabri-Valve, a Division of ITT Industries of Canada Ltd. (Canada)

17.	221- Pension Plan for Union Employees of Ontario Malleable Iron Company Limited (Canada)

18.	223- Pension Plan for Union Employees of ITT Cannon, a Division of ITT Industries of Canada Ltd.(Canada)

19.	744- Pension Plan of ITT Water & Wastewater, a Division of ITT Industries of Canada L.P.(Canada)

20.	369- Industries Management GmbH, Ebernhahn (Division KONI) (Germany) (solely for liabilities for inactive employees as of May 20, 2011)

21.	756- Flygt Ireland (Ireland)

22.	186- ITT Industries General Pension Plan (UK)

23.	189- ITT Industries Pension Plan for UK Expatriates (UK)

24.	190- Godwin Pumps Limited Pension Scheme (UK)

25.	125- Industriebeteiligungsgesellschaft mbH (Germany) [Unfunded]

26.	DELETED

27.	DELETED

28.	366- Industries Management GmbH, Ebernhahn (Division KONI) (Germany) [Unfunded]

29.	111- ITT Flygt Pumpen GmbH, Langenhagen, jetzt ITT Water & Wastewater (Germany) [Unfunded]

30.	DELETED

31.	116- ITT Industriebeteiligungsgesellschaft mbH (Germany) [Unfunded]

32.	755- ITT Water & Wastewater, Herford (Germany) [Unfunded]

33.	760- Jabsco GmbH (Germany) [Unfunded]

34.	761- ebro Electronic GmbH & Co. KG (Germany) [Unfunded]

35.	762- SI Analytics GmbH Mainz Deferred Comp (Germany) [Unfunded]

36.	763- SI-FAS Pension Valuation (Germany) [Unfunded]

37.	764- WTW FAS Pension Plan (Germany) [Unfunded]

38.	765- ebro Electronics Instruments GmbH Ingolstadt Pension Plan (Germany) [Unfunded]

39.	370- Industries Management GmbH, former Regelungstechnik (Germany) [Unfunded]

40.	720- Industries Management GmbH, former Regelungstechnik (Germany) [Unfunded]

41.	731- Industries Management GmbH (Germany) [Unfunded] [ITT to replicate]

42.	732- Industries Management GmbH (Germany) [Unfunded]

43.	734- Industries Management GmbH (Germany) [Unfunded] [ITT to replicate]

44.	736- Industries Management GmbH, Bad Camberg and former Fechenheim (Germany) [Unfunded]

45.	713- Flygt S.p.a. Flygt Italy Plan (Italy) [Unfunded]

46.	766- ADIN Pension 28229 NOK (Norway) [Unfunded]

47.	767- ADI Storebrand 27835 NOK (Norway) [Unfunded]

48.	768- Storebrand 25000 NOK (Norway) [Unfunded]

49.	118- Grindex AB (Sweden) [Unfunded]

50.	120- Water & Wastewater AB General Pension Plan (ITP-Plan) (Sweden) [Unfunded]

51.	121- Water & Wastewater AB Individual Contracts (Not FPG/PRI) (Sweden) [Unfunded]

52.	754- Industries Holding AB General Pension Plan (ITP-Plan) (Sweden) [Unfunded]

53.	735- Industries Management GmbH, Bad Camberg and former Fechenheim (Germany) [Unfunded] (solely for liabilities for inactive employees as of May 20, 2011)

Schedule 4(a)(i): List of US Qualified Defined Contribution Plans
The US Qualified DC Plans consist of the Defense US Qualified DC Plans, the ITT US Qualified DC Plans and the Water US Qualified DC Plans.

Defense US Qualified DC Plans

1.	100- ITT Salaried Investment and Savings Plan

2.	178- ITT Avionics Division & ITT Aerospace/Communications Division Bargaining Unit Savings Plan

3.	209- ITT Night Vision Savings Plan for Hourly Employees

4.	227- ITT Electronic Systems Savings Plan for Hourly Employees

5.	013- ITT Systems Corporation Retirement/Savings Plan

6.	235- ITT Systems Corporation Pacific Missile Range Facility Savings Plan for Hourly Employees

7.	ITT Research Systems Inc. Employees’ Savings Plan

8.	237- ITT Advanced Engineering and Sciences Professional Benefits Employees’ Savings Plan

9.	003- EDO Corporation Employee Investment Plan

10.	200- ITT Gilfillan Savings Plan for Hourly Employees

ITT US Qualified DC Plans

11.	193- ITT Aerospace Controls Savings Plan for Hourly Employees

12.	196- ITT Cannon Savings Plan for Hourly Employees

13.	216- ITT Engineered Valves - Lancaster Savings Plan for Hourly Employees

14.	009- Goulds Pumps, Inc. Retirement Savings and Investment Plan [Xylem to replicate]

15.	201- ITT Conoflow Savings Plan for Hourly Employees

16.	215- ITT Engineered Valves - Fabri Savings Plan for Hourly Emp. At Amory, MS

17.	225- ITT Engineered Valves CA Pure Flo Solutions Group Savings Plan for Hourly Employees

18.	236- ITT BIW Connector Systems Employees Savings Plan

19.	010- Procast And Goulds Pump Service Center Employee Savings Plan

20.	240- Pure-Flo Precision Savings Plan for Hourly Employees

21.	239- ITT Koni Friction Products Savings Plan for Hourly Employees

22.	238- ITT Control Technologies Savings Plan for Hourly Employees

23.	DELETED

24.	DELETED

Water US Qualified DC Plans

25.	002- ITT Rule Savings Plan for Hourly Employees

26.	203- ITT Bell & Gossett Savings Plan for Hourly Employees

27.	226- ITT Heat Transfer Savings Plan for Hourly Employees

28.	231- ITT Hydro Air Savings Plan for Hourly Employees

29.	241- Flojet Corporation 401(k) Plan

30.	001- F.B. Leopold Co., Inc. Savings Plan for Hourly Employees

31.	001- F.B. Leopold Company, Inc. Retirement Savings Plan

32.	001- Laing Thermotech, Inc. 401(k) Profit Sharing Plan

33.	Godwin Pumps of America, Inc. Profit Sharing Plan and Trust

34.	Evolutionary Concepts Profit Sharing Plan (YE 6/30/2010)

35.	ECI/Alcon 401(k) Plan